Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Exhibit 21

State of Incorporation

Lennar Corporation	Delaware

Subsidiaries

56th And Lone Mountain, L.L.C.	Arizona
Acme Water Supply & Management Company	Florida
Alma Del Lagos, L.L.C.	Arizona
American Hotel Lofts – Greystone, LLC	California
AmeriStar Financial Services, Inc.	California
Ann Arundel Farms, Ltd.	Texas
Aquaterra Utilities, Inc.	Florida
Arbor West, LLC	Delaware
Arboretum Holdings, LLC	Delaware
Arboretum – PCC III, LLC	Delaware
Arborwest-Int-Strawberry Court, LLC	Delaware
Asbury Woods L.L.C.	Illinois
Autumn Creek Development Limited Partnership	Texas
Avalon Sienna III L.L.C.	Illinois
B. Andrews & Co., Inc.	Maryland
Barnsboro Associates, LLC	New Jersey
Bayvest, L.L.C.	Florida
Bella Oaks L.L.C.	Illinois
Bennetts Village LLC	New Jersey
Bermuda Springs Developers Joint Venture	Nevada
BHF/LH at Amerige Heights, LLC	Delaware
Bickford Holdings, LLC	Nevada
Boca Greens, Inc.	Florida
Boca Isles South Club, Inc.	Florida
Bramalea California Properties, Inc.	California
Bramalea California Realty, Inc.	California
Bramalea California, Inc.	California
Brazoria County LP, Inc.	Nevada
Bressi Gardenlane, LLC	Delaware
Brooklet Farm LLC	New Jersey
Builders Acquisition Corp.	Delaware
Builders LP, Inc.	Delaware
Built Around You Mortgage, LLC	Florida
C/L JV Holdings Limited Partnership	Florida
Cambria L.L.C.	Illinois
Cantera Village L.L.C.	Illinois
Canterbury Corporation	Florida
Canyon View Development, LLC	Colorado
Capevest, L.L.C.	Florida
Cary Woods L.L.C.	Illinois
Chancellor Place, L.L.C.	New Jersey
Chantilly Green Joint Venture, L.L.C.	Virginia
Cibola Vista Community Development, L.L.C.	Arizona
Claremont Ridge L.L.C.	Illinois
Claridge Estates L.L.C.	Illinois

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

Clodine-Bellaire LP, Inc.	Nevada
Club Pembroke Isles, Inc.	Florida
Club Tampa Palms, Inc.	Florida
Columbia Station L.L.C.	Illinois
Concord at Bridlewood L.L.C.	Illinois
Concord at Cornerstone Lakes L.L.C.	Illinois
Concord at Interlaken L.L.C.	Illinois
Concord at Meadowbrook L.L.C.	Illinois
Concord at Pheasant Run Trails L.L.C.	Illinois
Concord at the Glen L.L.C.	Illinois
Concord at Zurich Village L.L.C.	Illinois
Concord City Centre L.L.C.	Illinois
Concord Hills, Inc.	Illinois
Concord Hills Limited Partnership	Illinois
Concord Homes, Inc.	Delaware
Concord Lake, Inc.	Illinois
Concord Lake Limited Partnership	Illinois
Concord Mills Estates L.L.C.	Illinois
Concord Mills, Inc.	Illinois
Concord Oaks, Inc.	Illinois
Concord Oaks Limited Partnership	Illinois
Concord Park, Inc.	Illinois
Concord Park Limited Partnership	Illinois
Concord Pointe, Inc.	Illinois
Concord Pointe Limited Partnership	Illinois
Continental Escrow Company	California
Corta Bella Holdings, LLC	Delaware
Coto de Caza, Ltd.	California
Country Club Development, LLC	California
Country Club Development at the Fort, LLC	California
Countryplace Golf Course, Inc.	Texas
Coventry L.L.C.	Illinois
Crismon & Baseline, L.L.C.	Arizona
Crowne Hill 100 Holdings, LLC	Delaware
Custer/Hedgecoxe L.L.C.	Texas
Dalco Land Limited Liability Company	Colorado
DCA Acceptance Corp.	Alabama
DCA Financial Corporation	Florida
DCA NJ Realty, Inc.	New Jersey
DCA of Lake Worth, Inc.	Florida
DCA of New Jersey, Inc.	New Jersey
Don Galloway Homes, LLC	Delaware
E.M.J.V. Corp.	Florida
Eagle Bend Commercial, LLC	Colorado
Eagle Home Mortgage, Inc.	Washington
East Kingsbridge Joint Venture	Florida
East Meadows Joint Venture	Florida
Edgewater Reinsurance, Ltd.	Turks & Caicos Islands
Edwards Landing, L.L.C.	Virginia
Enclave Land, L.L.C.	Delaware
Estates Seven, LLC	Delaware
Fidelity Guaranty and Acceptance Corporation	Delaware

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

Fieldstone Estates, L.L.C.	Arizona
Florida Title Consultants	Florida
Fortress – Florida, Inc.	Delaware
Fortress Holding – Virginia, LLC	Delaware
Fortress Illinois, LLC	Delaware
Fortress Management, Inc.	Texas
Fortress Missouri, LLC	Delaware
Fortress Mortgage, Inc.	Delaware
Fortress Pennsylvania Reality, Inc.	Delaware
Fortress Pennsylvania, LLC	Delaware
Foxwood L.L.C.	Illinois
F.P. Construction Corp.	Delaware
FR Exchanges, Inc.	Colorado
Francisco Oaks, LLC	California
Friendswood Development Company, Ltd.	Texas
Galloway Enterprises, LLC	Delaware
Gateway Commons, L.L.C.	Maryland
Genesee Communities I, LLC	Colorado
Genesee Communities II, LLC	Colorado
Genesee Communities III, LLC	Colorado
Genesee Communities IV, LLC	Colorado
Genesee Communities V, LLC	Colorado
Genesee Communities VI, LLC	Colorado
Genesee Communities VII, LLC	Colorado
Genesee Communities VIII, LLC	Colorado
Genesee Communities IX, LLC	Colorado
Genesee Venture, LLC	Colorado
Glenfield, L.L.C.	Illinois
Glenwood Investors, L.L.C.	Maryland
Grand Isle Club, Inc.	Florida
Greenbriar at River Valley, Ltd.	Ohio
Greenfield/Waterbury L.L.C.	Illinois
Greentree Holdings, LLC	New Jersey
Greystone Construction, Inc.	Arizona
Greystone Hidden Meadows, LLC	Delaware
Greystone Homes of Nevada, Inc.	Delaware
Greystone Homes, Inc.	Delaware
Greystone Inland, LLC	California
Greystone Nevada, LLC	Delaware
Greywes, LLC	California
Hallston Burbank LLC	Delaware
Harbourvest, L.L.C.	Florida
Harris County LP, Inc.	Nevada
Harveston, LLC	Delaware
Haverton L.L.C.	Illinois
HCC Investors, LLC	Delaware
Heartland Colorado, LLC	Colorado
Heritage at Hawk Ridge, L.L.C.	Missouri
Heritage at Miami Bluffs, LLC	Ohio
Heritage Harbour Reality, Inc.	Florida
Heritage Housing Group, Inc.	Maryland
Heritage Hunt Commercial, LLC	Virginia
Heritage of Auburn Hills, L.L.C.	Michigan

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

Heritage Pines, LLC	North Carolina
Heritage Ridge, LLC	Georgia
Hickory Ridge, Ltd.	Texas
Homecraft Corporation	Texas
Hometrust Insurance Company	Vermont
Homevest, L.L.C.	Florida
Homeward Development Corporation	Florida
Houghton Road Land Partners, L.L.C.	Arizona
Hyde-Greenbriar Associates, LLC	New York
Imperial Homes Corporation	Florida
Impressions L.L.C.	Illinois
Inactive Corporations, Inc.	Florida
Independence L.L.C.	Virginia
Independence Land Title Company, LLC	Texas
Institutional Mortgages, Inc.	Florida
Kings Lake TH, LLC	Florida
Kings Ridge Golf Corporation	Florida
Kings Ridge Recreation Corporation	Florida
Kings Wood Development Company, L.C.	Florida
Kings Wood Development Corporation	Florida
L/Cleve Holdings Limited Partnership	Florida
La Canada Holding Company	California
Landmark Homes, Inc.	North Carolina
Laureate Homes of Arizona, Inc.	Arizona
Legacy Homes, Inc.	North Carolina
Legends Club, Inc.	Florida
Legends Golf Club, Inc.	Florida
LEN-Brentwood II, LLC	California
LEN-Carmel Oaks, LLC	Delaware
LEN-El Dorado Hills II, LLC	Delaware
LEN-Greystone Torrey Highlands, LLC	Delaware
LEN-Hiddenbrooke II Sub, LLC	California
LEN-Hiddenbrooke II, LLC	Delaware
LEN-Highland Park LLC	Delaware
LEN-Lakeside, LLC	California
Lennar – BVHP, LLC	California
Lennar Acquisition Corp. II	California
Lennar Alta Vista, LLC	Delaware
Lennar Associates Management Holding Company	Florida
Lennar Associates Management, LLC	Delaware
Lennar Aviation, Inc.	Delaware
Lennar Bressi Carlsbad, LLC	California
Lennar Bressi Ranch Venture, LLC	California
Lennar Bridges, LLC	California
Lennar Central Region Sweep, Inc.	Nevada
Lennar – Century 8th Street Developers	Florida
Lennar Charitable Housing Foundation	California
Lennar Communities Development, Inc.	Connecticut
Lennar Communities of Florida, Inc.	Florida
Lennar Communities of South Florida, Inc.	Florida
Lennar Communities, Inc.	California
Lennar Construction, Inc.	Arizona

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

Lennar Coto Holdings, L.L.C.	California
Lennar Developers, Inc.	Florida
Lennar Developers, Inc. II	Florida
Lennar Developers, Inc. III	Florida
Lennar Family of Builders GP, Inc.	Delaware
Lennar Family of Builders Limited Partnership	Delaware
Lennar Financial Services, LLC	Florida
Lennar Fresno, Inc.	California
Lennar Greer Ranch Venture, LLC	California
Lennar Homes, Inc.	Florida
Lennar Homes Holding Corp.	Delaware
Lennar Homes of Arizona, Inc.	Arizona
Lennar Homes of California, Inc.	California
Lennar Homes of Texas Land and Construction, Ltd.	Texas
Lennar Homes of Texas Sales and Marketing, Ltd.	Texas
Lennar Houston Land, LLC	Texas
Lennar Huntington Beach, LLC	California
Lennar Insurance Services, Inc.	Florida
Lennar La Paz, Inc.	California
Lennar La Paz Limited, Inc.	California
Lennar Land Partners	Florida
Lennar Land Partners II	Florida
Lennar Land Partners Sub, Inc.	Delaware
Lennar Land Partners Sub II, Inc.	Nevada
Lennar – Lantana Boatyard, Inc.	Florida
Lennar Intergulf (Little Italy), LLC	Delaware
Lennar Mare Island LLC	California
Lennar Moorpark, L.L.C.	Delaware
Lennar Mote Ranch, Ltd.	Florida
Lennar Nevada, Inc.	Nevada
Lennar Northland I, Inc.	California
Lennar Northland II, Inc.	California
Lennar Northland III, Inc.	California
Lennar Northland IV, Inc.	California
Lennar Northland V, Inc.	California
Lennar Northland VI, Inc.	California
Lennar Northpointe North, LLC	California
Lennar Pacific, Inc.	Delaware
Lennar Pacific, L.P.	Delaware
Lennar Pacific Properties, Inc.	Delaware
Lennar Pacific Properties Management, Inc.	Delaware
Lennar Realty, Inc.	Florida
Lennar Renaissance, Inc.	California
Lennar Reno, LLC	Nevada
Lennar Sacramento, Inc.	California
Lennar Sales Corp.	California
Lennar San Jose Holdings, Inc.	California
Lennar Sierra Sunrise, LLC	California
Lennar Southland I, Inc.	California
Lennar Southland II, Inc.	California
Lennar Southland III, Inc.	California
Lennar Southwest Holding Corp.	Nevada

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

Lennar Stevenson Holdings, L.L.C.	California
Lennar Stonelake, LLC	California
Lennar Sun Ridge, LLC	California
Lennar Sunrise, LLC	California
Lennar Sycamore Creek, LLC	California
Lennar-Tamarac-Apartments, Inc.	Florida
Lennar Texas Holding Company	Texas
Lennar Winncrest, LLC	Delaware
Lennar.Com, Inc.	Florida
Lennarstone Marketing Group, LLC	Arizona
LEN-OBS Windemere, LLC	Delaware
LEN-Rivermark Greens, LLC	Delaware
LEN-Rivermark Promenade, LLC	Delaware
LEN-SCGA50, LLC	Delaware
LEN-SCGA60, LLC	Delaware
LEN-Windemere Village 11, LLC	Delaware
LEN-Windemere Village 15, LLC	Delaware
LEN-Woodlands, LLC	Delaware
Lewis and Clark Title Company, Inc.	Missouri
LFS Holding Company, LLC	Delaware
LL Partners, Inc.	Nevada
LN, L.L.C.	Florida
LNR Meadowlark, LLC	California
LNR-Lennar 41 Federal, LLC	California
LNR-Lennar 250 Brannan Street, LLC	California
LNR-Lennar Brannan Street, LLC	California
Long Point Development Corporation	Texas
Lori Gardens Associates, L.L.C.	New Jersey
Lorton Station, LLC	Virginia
LSC Associates	Florida
Lucerne Merged Condominiums, Inc.	Florida
Lundgren Bros. Construction, Inc.	Minnesota
Lyon Moorpark, L.P.	Delaware
M.A.P. Builders, Inc.	Florida
Madrona Village L.L.C.	Illinois
Majestic Woods, LLC	New Jersey
Marble Mountain Partners, LLC	Delaware
Marlborough Development Corporation	California
Marlborough Financial Corporation	California
Marlborough Mortgage Corporation	California
Maywood, L.L.C.	Virginia
Melbourne Woods L.L.C.	Illinois
Meritus Title Company	California
Midland Housing Industries Corp.	California
Midland Investment Corporation	California
Mill Branch Associates, LLC	New Jersey
Millennium Ventures Limited Partnership, LLP	Florida
Millennium Ventures Management Company, Ltd., L.L.P.	Florida
Mission Viejo 12S Venture, LP	California
Mission Viejo Holdings, Inc.	California
Moffitt Meadows Partners, LLC	Delaware
Montgomery Crossings L.L.C.	Illinois

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

Moreno Valley Lakes 146 – Via Del Ray, LLC	Delaware
Mulberry Grove L.L.C.	Illinois
Multi-Builder Acceptance Corp.	Alabama
Murietta Holdings, LLC	Delaware
Natomas Estates, LLC	California
NC Builders Acquisition Corp.	Delaware
Netter Woods, LLC	New Jersey
New Home Brokerage, Inc.	Florida
NGMC Finance Corporation, IV	Florida
Northbridge L.L.C.	Illinois
North American Asset Development Corporation	California
North American Real Estate Services, Inc.	California
North American Title Agency of Arizona, Inc.	Arizona
North American Title Company of Colorado	Colorado
North American Title Company	Florida
North American Title Company, Inc.	California
North American Title Group, Inc.	Florida
North American Title Insurance Company	California
North American Title Insurance Corporation	Florida
North County Land Company, LLC	California
North Vineyard Station Implementation Group, LLC	California
Northern Land Company, LLC	Colorado
Northgate Highlands Development II, LLC	Colorado
Northgate Highlands Development, LLC	Colorado
Northpointe North, LLC	California
NuHome Designs, L.L.C.	Texas
Oceanpointe Development Corporation	Florida
Ogden Pointe at the Wheatlands L.L.C.	Illinois
Odgen Pointe L.L.C.	Illinois
Orrin Thompson Construction Company	Minnesota
Orrin Thompson Homes Corp.	Minnesota
Palmdale 101 Venture	California
Paparone Construction Co.	New Jersey
Parc Chestnut L.L.C.	Illinois
Patriot Homes of Virginia, Inc.	Virginia
Patriot Homes, Inc.	Maryland
PCC III – Capstone, LLC	Delaware
PCC III – Crowne Hill 100, LLC	Delaware
PCC III – Int Crowne Hill, LLC	Delaware
PCC III – Int – Oak Communities, LLC	California
PCC III – Oak Communities, LLC	Delaware
PCC III – Via Del Rey, LLC	Delaware
PDC Fairway Village, Ltd.	Texas
Perris Green Valley Associates	California
Plum-Lundgren Joint Venture I, LLC	Minnesota
Polo Club Pointe L.L.C.	Illinois
Prairie Lake Corporation	Florida
Prairie Lake Joint Venture	Florida
Pratt Avenue L.L.C.	Illinois
Providence L.L.C.	Illinois

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

Providence Glen L.L.C.	Illinois
Quest Testing	Texas
Rancho Summit LLC	California
REGTC, INC.	Texas
Renaissance Place Hyde Park L.L.C.	Illinois
Restoration Development, LLC	Minnesota
Rivendell Joint Venture	Florida
Rivenhome Corporation	Florida
Riverwalk at Waterside Island, LLC	Florida
Riviera Land Corp.	Florida
Roseridge Development, LLC	California
Rottlund Advantage, LLC	Florida
RRKTG Lumber, LLC	Delaware
Rutenberg Homes of Texas, Inc.	Texas
Rutenberg Homes, Inc. (Florida)	Florida
San Felipe Indemnity Co., Ltd.	Bermuda
Santa Clarita 700, LLC	Delaware
Savannah Development, Ltd.	Texas
Savell Gulley Development Corporation	Texas
SEA Joint Venture, LLC	Colorado
SFHR Management, L.L.C.	Illinois
Silver Lakes-Gateway Clubhouse, Inc.	Florida
SLTC, Inc.	Texas
Sossaman Estates, L.L.C.	Arizona
Spanish Springs Development, LLC	Nevada
Spring Ridge Development, Ltd.	Texas
St. Andrews at Kings Point, Tamarac, Ltd.	Florida
State Home Acceptance Corporation	Florida
Stetson Venture II, LLC	Arizona
Stevenson Ranch Venture LLC	Delaware
Stoney Corporation	Florida
Stoneybrook Clubhouse West, Inc.	Florida
Stoneybrook Clubhouse, Inc.	Florida
Stoneybrook Golf Club, Inc.	Florida
Stoneybrook Golf Management, L.L.C.	Florida
Stoneybrook Joint Venture	Florida
Strategic Holdings, Inc.	Nevada
Strategic Technologies Communications of California, Inc.	California
Strategic Technologies, Inc.	Florida
Summerway Investment Corp.	Florida
Summit Acquisition Corp.	Delaware
Summit Development Corporation	Illinois
Summit Fields, L.L.C.	Illinois
Summit Glen, L.L.C.	Illinois
Summit Land, L.L.C.	Illinois
Summit Management, L.L.C.	Illinois
Summit Ridge 23, L.L.C.	Illinois
Summit Townes, L.L.C.	Illinois
Summit-Meadowbrook, L.L.C.	Illinois
Summit-Reserve, L.L.C.	Illinois
Sunstar Enterprises, LLC	Delaware

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

T/L Huntington Beach, LLC	Delaware
Temecula Valley, LLC	Delaware
Texas Professional Title, Inc.	Texas
Texas-Wide General Agency, Inc.	Texas
The Bridges at Rancho Santa Fe Sales Company, Inc.	California
The Bridges Club at Rancho Santa Fe, Inc.	California
The Club at Stoneybrook, Inc.	Florida
The Fortress Group, Inc.	Delaware
The Genesee Company	Colorado
The Grande By Lennar Builders, Inc.	Florida
The Homeward Foundation	Texas
The Sentinel Title Corporation	Maryland
Treasure Island Community Development, LLC	California
Tustin Villas Partners, LLC	Delaware
Tustin Vistas Partners, LLC	Delaware
U.S. Home & Development Corporation	Delaware
U.S. Home Acceptance Corporation	Delaware
U.S. Home Associates Management, Inc.	Delaware
U.S. Home Corporation	Delaware
U.S. Home Corporation of New York	New York
U.S. Home of Arizona Construction Co.	Arizona
U.S. Home of Colorado Real Estate, Inc.	Colorado
U.S. Home of West Virginia, Inc.	West Virginia
U.S. Home Realty Corporation	Florida
U.S. Home Realty, Inc.	Texas
U.S. Home Southwest Holding Corp.	Nevada
U.S. Insurors, Inc.	Florida
U.S.H. Realty, Inc.	Maryland
U.S.H. Corporation of New York	New York
U.S.H. Indemnity Co, Ltd.	Bermuda
U.S.H. Los Prados, Inc.	Nevada
UAMC Asset Corp. II	Nevada
UAMC Holdings II	Florida
UAMC Holding Company, LLC	Delaware
Universal American Insurance Agency, Inc. (CO)	Colorado
Universal American Insurance Agency, Inc. (FL)	Florida
Universal American Insurance Agency, Inc. (Texas)	Texas
Universal American Mortgage Company of California	California
USH (West Lake), Inc.	New Jersey
USH Acquisition Corp.	Delaware
USH Bickford, LLC	California
USH Equity Corporation	Nevada
USH Funding Corp.	Texas
USH Heritage Pom, L.L.C.	Arizona
USH Millennium Ventures Corp.	Florida
USH Woodbridge, Inc.	Texas
USH/JRC River Gate, LLC	Arizona
USH/MJR, Inc.	Texas
USH/SVA Star Valley, LLC	Arizona
USHHH, Inc.	Florida
Via Del Rey Holdings, LLC	Delaware
Victoria Arbors, LLC	California
Villages of Rio Pinar Club, Inc.	Florida
West Adams Street L.L.C.	Illinois
West Chocolate Bayou Development Corp.	Texas
West Lake Village, L.L.C.	New Jersey
Westbrook Homes, LLC	Delaware

Lennar Corporation and Subsidiaries

Listing of Subsidiaries

Subsidiaries

Westchase Development, LLC	Colorado
Westchase, Inc.	Nevada
Westchase, Ltd.	Texas
Westchester Woods L.L.C.	Illinois
Weststone Corporation	Florida
Wheatland Development, LLC	Colorado
Willowbrook Investors, LLC	New Jersey
Windemere BLC Land Company LLC	California
Woodbridge Residential Partners, Ltd.	Texas
Wright Farm, L.L.C.	Virginia